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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2003, in Amendment No. 2 to the Registration Statement (Form S-3, No. 333-102995) and related Prospectus of ViroLogic, Inc. for the registration of 25,185,051 shares of its common stock.


                                        /s/ ERNST & YOUNG LLP


Palo Alto, California
March 25, 2003